UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 21, 2015

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3637 4th Street North, 330 Saint Petersburg, Florida	33704
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 474-1816

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2015, the Company enters into a Commercial Lease Agreement between FutureLand Properties, LLC, a Colorado corporation (“Landlord”) and GPS La Vita, Inc. (“Tenant”). FutureLand is the owner of the land LOT 19, PHASE 1, MAJORS RANCH, ACCORDING TO Plat Map No. 343, recorded April 30, 1995 in Pocket 7, Folder 3, Plat Map No. 351, recorded August 26, 1995 at Pocket 7, Folder 3, Plat Map No. 355, recorded September 29, 1995 at Pocket 7, Folder 3, Plat Map No. 392, recorded December 31, 1996 at Reception No. 327236, ACCORDING TO THE RECORDS OF THE CLERK AND RECORDER FOR HUERFANO COUNTY, COLORADO, La Vita Colorado 81011 (hereinafter the “Property”). FutureLand will lease out five (5) acres of the 200 Acres to GPS La Vita, Inc. The Commercial Lease Agreement is for five (5) years and FutureLand shall also grant to the Tenant additional (3) 5-year options to renew this Commercial Lease at Tenant’s sole discretion. The Commercial Lease Agreement calls for $50,000 for leased Acres per month ($10,000 per Acre per month) for the term of the lease.

The company will be obligated to buy back any and all improvements on the property within 36 months of operations at cost plus cumulative 10% cost of funds per annum. GPS shall have first right of refusal to participate in future grows on the property.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are filed as a part of this Report.

Exhibit No. Description

10.1 Commercial Lease Agreement dated January 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated: January 21, 2015